Loss / (gain) on disposal of subsidiaries (Tables)	12 Months Ended
Dec. 31, 2022
Gain (Loss) on Disposition of Stock in Subsidiary or Equity Method Investee [Abstract]
Summary of contingent consideration receivable at the time of disposal of subsidiary	As of December 31, 2022, all contingent consideration had been received.

Cash consideration	$47,098
Contingent consideration	4,686
Total consideration	51,784
Less: Net assets on disposal	38,647
Gain on disposal of a subsidiary	$13,137